                                                                 EXHIBIT (4)(a)

                          CMS PANHANDLE HOLDING COMPANY
            (TO BE MERGED WITH AND INTO THE GUARANTOR AND SUCCESSOR),
                                    as Issuer


                      PANHANDLE EASTERN PIPE LINE COMPANY,
                                  as Guarantor


                                       AND


                                    NBD BANK,
                                   as Trustee


                       -----------------------------------



                                    INDENTURE

                           Dated as of March 29, 1999



                       -----------------------------------



                               Debt Securities and
                           Guaranteed Debt Securities

                             CROSS-REFERENCE TABLE*

    Section of
Trust Indenture Act                                                                    Section of
of 1939, as amended                                                                    Indenture
-------------------                                                                    ---------

310(a)..........................................................................    7.09
310(b)..........................................................................    7.08
                                                                                    7.10
310(c)..........................................................................    Inapplicable
311(a)..........................................................................    7.13(a)
311(b)..........................................................................    7.13(b)
311(c)..........................................................................    Inapplicable
5.02(a)
312(b)..........................................................................    5.02(b)
312(c)..........................................................................    5.02(c)
313(a)..........................................................................    5.04(a)
313(b)..........................................................................    5.04(b)
313(c)..........................................................................    5.04(a)
                                                                                    5.04(b)
313(d)..........................................................................    5.04(c)
314(a)..........................................................................    5.03
314(b)..........................................................................    Inapplicable
314(c)..........................................................................    13.06
314(d)..........................................................................    Inapplicable
314(e)..........................................................................    13.06
314(f)..........................................................................    Inapplicable
315(a)..........................................................................    7.01(a)
                                                                                    7.02
315(b)..........................................................................    6.07
315(c)..........................................................................    7.01
315(d)..........................................................................    7.01(b)
                                                                                    7.01(c)
315(e)..........................................................................    6.07
316(a)..........................................................................    6.06
                                                                                    8.04

316(b)..........................................................................    6.04
316(c)..........................................................................    8.01


--------
* This Cross-Reference Table does not constitute part of the Indenture and shall not have any bearing on the interpretation of any of its terms or provisions.


317(a)..........................................................................    6.02
317(b)..........................................................................    4.03
318(a)..........................................................................    13.08

                               TABLE OF CONTENTS*



                                                                                 Page
                                                                                 ----


PARTIES..............................................................................      1

RECITALS.............................................................................      1


                                   ARTICLE I.

                                   DEFINITIONS

SECTION 1.01      Definitions of Terms...............................................      1

                                   ARTICLE II.

                      ISSUE, DESCRIPTION, TERMS, EXECUTION,
                     REGISTRATION AND EXCHANGE OF SECURITIES

SECTION 2.01      Designation and Terms of Securities................................      6
SECTION 2.02      Form of Securities and Trustee's Certificate.......................      8
SECTION 2.03      Denominations:  Provisions for Payment.............................      9
SECTION 2.04      Execution and Authentications......................................     10
SECTION 2.05      Registration of Transfer and Exchange..............................     11
SECTION 2.06      Temporary Securities...............................................     12
SECTION 2.07      Mutilated, Destroyed, Lost or Stolen Securities....................     13
SECTION 2.08      Cancellation.......................................................     14
SECTION 2.09      Benefits of Indenture..............................................     14
SECTION 2.10      Authenticating Agent...............................................     14
SECTION 2.11      Global Securities..................................................     15
SECTION 2.12      Unconditional Guarantees...........................................     16
SECTION 2.13      Execution of Guarantee.............................................     18
SECTION 2.14      Consummation of the Merger; Assumption by the Company;
                  Release of the Guarantees..........................................     18


                                  ARTICLE III.

            REDEMPTION OF DEBT SECURITIES AND SINKING FUND PROVISIONS
--------
* This Table of Contents does not constitute part of the Indenture and shall not have any bearing upon the interpretation of any of its terms or provisions.






SECTION 3.01      Redemption.........................................................     19
SECTION 3.02      Notice of Redemption...............................................     19
SECTION 3.03      Payment Upon Redemption............................................     20
SECTION 3.04      Sinking Fund.......................................................     21
SECTION 3.05      Satisfaction of Sinking Fund Payments with Debt Securities.........     21
SECTION 3.06      Redemption of Debt Securities for Sinking Fund.....................     21

                                   ARTICLE IV.

                                CERTAIN COVENANTS

SECTION 4.01      Payment of Principal, Premium and Interest.........................     22
SECTION 4.02      Maintenance of Office or Agency....................................     22
SECTION 4.03      Paying Agents......................................................     22
SECTION 4.04      Appointment to Fill Vacancy in Office of Trustee...................     24
SECTION 4.05      Compliance with Consolidation Provisions...........................     24
SECTION 4.06      Statements Regarding Default.......................................     25

                                   ARTICLE V.

                       SECURITYHOLDERS' LISTS AND REPORTS
                          BY THE ISSUER AND THE TRUSTEE

SECTION 5.01      Issuer to Furnish Trustee Names and Addresses of Securityholders...     25
SECTION 5.02      Preservation of Information; Communications With Securityholders...     26
SECTION 5.03      Reports by the Guarantor...........................................     26
SECTION 5.04      Reports by the Trustee.............................................     27

                                   ARTICLE VI.

                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

SECTION 6.01      Events of Default..................................................     27
SECTION 6.02      Collection of Indebtedness and Suits for Enforcement by Trustee....     29
SECTION 6.03      Application of Moneys Collected....................................     31
SECTION 6.04      Limitation on Suits................................................     31
SECTION 6.05      Rights and Remedies Cumulative; Delay or Omission Not Waiver.......     32
SECTION 6.06      Control by Securityholders.........................................     33
SECTION 6.07      Undertaking to Pay Costs...........................................     33





                                  ARTICLE VII.

                             CONCERNING THE TRUSTEE

SECTION 7.01      Certain Duties and Responsibilities of Trustee.....................     34
SECTION 7.02      Certain Rights of Trustee..........................................     35
SECTION 7.03      Trustee Not Responsible for Recitals or Issuance or Securities.....     36
SECTION 7.04      May Hold Securities................................................     37
SECTION 7.05      Moneys Held in Trust...............................................     37
SECTION 7.06      Compensation and Reimbursement.....................................     37
SECTION 7.07      Reliance on Officers' Certificate..................................     38
SECTION 7.08      Disqualification; Conflicting Interests............................     38
SECTION 7.09      Corporate Trustee Required; Eligibility............................     38
SECTION 7.10      Resignation and Removal; Appointment of Successor..................     38
SECTION 7.11      Acceptance of Appointment By Successor.............................     40
SECTION 7.12      Merger, Conversion, Consolidation or Succession to Business........     41
SECTION 7.13      Preferential Collection of Claims Against the Issuer...............     42

                                  ARTICLE VIII.

                         CONCERNING THE SECURITYHOLDERS

SECTION 8.01      Evidence of Action by Securityholders..............................     42
SECTION 8.02      Proof of Execution by Securityholders..............................     42
SECTION 8.03      Who May be Deemed Owners...........................................     43
SECTION 8.04      Certain Securities Owned by Issuer or Guarantor Disregarded........     43
SECTION 8.05      Actions Binding on Future Securityholders..........................     44

                                   ARTICLE IX.

                             SUPPLEMENTAL INDENTURES

SECTION 9.01      Supplemental Indentures Without the Consent of Securityholders.....     44
SECTION 9.02      Supplemental Indentures With Consent of Securityholders............     45
SECTION 9.03      Effect of Supplemental Indentures..................................     46
SECTION 9.04      Securities Affected by Supplemental Indentures.....................     47
SECTION 9.05      Execution of Supplemental Indentures...............................     47

                                   ARTICLE X.

                                   [RESERVED]


                                   ARTICLE XI.

                           SATISFACTION AND DISCHARGE


SECTION 11.01     Satisfaction and Discharge of Indenture............................     48
SECTION 11.02     Legal Defeasance; Covenant Defeasance..............................     48
SECTION 11.03     Deposited Moneys to be Held in Trust...............................     51
SECTION 11.04     Payment of Moneys Held by Paying Agents............................     51
SECTION 11.05     Repayment to Issuer................................................     51

                                  ARTICLE XII.

                IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS
                                  AND DIRECTORS

SECTION 12.01     No Recourse........................................................     52

                                  ARTICLE XIII.

                            MISCELLANEOUS PROVISIONS

SECTION 13.01     Effect on Successors and Assigns...................................     53
SECTION 13.02     Actions by Successor...............................................     53
SECTION 13.03     Surrender of Issuer Powers.........................................     53
SECTION 13.04     Notices............................................................     53
SECTION 13.05     Governing Law......................................................     53
SECTION 13.06     Treatment of Debt Securities as Debt...............................     54
SECTION 13.07     Compliance Certificates and Opinions...............................     54
SECTION 13.08     Payments on Business Days..........................................     54
SECTION 13.09     Conflict with Trust Indenture Act..................................     54
SECTION 13.10     Counterparts.......................................................     55
SECTION 13.11     Separability.......................................................     55
SECTION 13.12     Assignment.........................................................     55

                  INDENTURE, dated as of March 29, 1999, among CMS Panhandle Holding Company, a Michigan corporation (the "Issuer"), Panhandle Eastern Pipe Line Company, a Delaware corporation (the "Guarantor" or the "Company"), and NBD Bank, as trustee (the "Trustee"):

                  WHEREAS, for its lawful corporate purposes, the Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of unsecured debt securities (hereinafter referred to as the "Debt Securities"), in an unlimited aggregate principal amount to be issued from time to time in one or more series as in this Indenture provided, as registered Debt Securities without coupons, to be authenticated by the certificate of the Trustee;

                  WHEREAS, for its lawful corporate purposes, the Guarantor has duly authorized the execution and delivery of this Indenture and deems it appropriate from time to time to issue its guarantee of the Securities on the terms herein provided (the "Guarantees"; the Debt Securi ties, together with any Guarantees in respect thereof, the "Securities"), until the consummation of a merger of the Issuer with and into the Company (the "Merger");

                  WHEREAS, for its lawful corporate purposes, the Company has duly authorized the assumption of all rights and obligations of the Issuer under this Indenture upon consumma tion of the Merger;

                  WHEREAS, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Issuer and the Guarantor have duly authorized the execution of this Indenture; and

                  WHEREAS, all things necessary to make this Indenture a valid agreement of the Issuer and the Guarantor, in accordance with its terms, have been done.

                  NOW, THEREFORE, in consideration of the premises and the purchase of the Securities by the holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the holders of
Securities:


                                   ARTICLE I.

                                   DEFINITIONS

                  SECTION 1.1 Definitions of Terms.

                  The terms defined in this Section (except as in this Indenture otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section and shall include the plural as well as the singular. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939, as amended, or that are by reference in such Act defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this instrument.

                  "Affiliate" means, with respect to a specified Person, any Person directly or indirectly controlling, controlled by, or under common control with the specified Person.

                  "Authenticating Agent" means an authenticating agent with respect to all or any of the series of Securities appointed with respect to all or any series of the Securities by the Trustee pursuant to Section 2.10.

                  "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

                  "Board of Directors" means the Board of Directors of the Issuer or the Guarantor, as the case may be, or any duly authorized committee of such Board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Issuer or Guarantor, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

                  "Business Day" means, with respect to any series of Securities, a business day on which banking institutions in the Borough of Manhattan, the City of New York, the City of Detroit, Michigan or Chicago, Illinois are not authorized or required by law, or regulation to close.

                  "Company" means the Guarantor.

                  "Corporate Trust Office" means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at 611 Woodward Ave., Detroit, Michigan 48226.

                  "Custodian" means any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

                  "Debt Securities" means the debt securities authenticated and delivered under this Indenture.

                  "Default" means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

                  "Depositary" means, with respect to Securities of any series, for which the Issuer shall determine that all or some part of such Securities will be represented by one or more Global Securities, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or other applicable statute or regulation, which, in each case, shall be designated by the Issuer pursuant to either
Section 2.01 or 2.11.

                  "Event of Default" means, with respect to Securities of a particular series any event specified in Section 6.01, continued for the period of time, if any, therein designated.

                  "Global Security" means, with respect to any series of Securities, a Security executed by the Issuer and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

                  "Guarantee" means the agreement of the Guarantor, in the form set forth in Section 2.12 hereof, to be endorsed on the Debt Securities authenticated and delivered under this Indenture.

                  "Guarantor" means Panhandle Eastern Pipe Line Company, a corporation duly organized and existing under the laws of the State of Delaware and, subject to the provisions of Article X, shall also include its successors and assigns.

                  "herein", "hereof" and "hereunder", and other words of similar import, refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into in accordance with the terms hereof.

                  "Interest Payment Date", when used with respect to any installment of interest on a Debt Security of a particular series, means the date specified in such Debt Security or in a Board Resolution or in an indenture supplemental hereto with respect to such series as the fixed date on which an installment of interest with respect to Debt Securities of that series is due and payable.

                  "Issuer" means CMS Panhandle Holding Company, a corporation duly organized and existing under the laws of the State of Michigan, and, subject to the provisions of Article X, shall also include its successors and assigns.

                  "Officers' Certificate" means a certificate signed by one of the Chairman, the President, any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President"), and by the Chief Financial Officer,

Treasurer, any Assistant Treasurer, the Secretary or an Assistant Secretary of the Issuer or the Guarantor, as the case may be, that is delivered to the Trustee in accordance with the terms hereof; provided, that no individual shall be entitled to sign in more than one capacity. Each such certificate shall include the statements provided for in Section 13.07, if and to the extent required by the provisions thereof.

                  "Opinion of Counsel" means an opinion in writing of legal counsel, who may be an employee of or counsel for the Issuer or the Guarantor, as the case may be, that is delivered to the Trustee in accordance with the terms hereof. Each such opinion shall include the statements provided for in
Section 13.07, if and to the extent required by the provisions thereof.

                  "Outstanding", when used with reference to Debt Securities of any series, means, subject to the provisions of Section 8.04, as of any particular time, all Debt Securities of that series theretofore authenticated and delivered by the Trustee under this Indenture, except (a) Debt Securities theretofore canceled by the Trustee or any paying agent, or delivered to the Trustee or any paying agent for cancellation or that have previously been canceled; (b) Debt Securities or portions thereof for the payment or redemption of which moneys or U.S. Government Obligations in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside and segregated in trust by the Issuer (if the Issuer shall act as its own paying agent); provided, however, that if such Debt Securities or portions of such Debt Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article Three provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and (c) Debt Securities in lieu of or in substitution for which other Debt Securities shall have been authenticated and delivered pursuant to the terms of Section 2.07.

                  "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, other entity, unincorporated organization or government or any agency or political subdivision thereof.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt and guarantee as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.07 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

                  "Responsible Officer" when used with respect to the Trustee means the Chairman of the Board of Directors of the Trustee, any Vice Chairman of the Board of Directors of the Trustee, the Chairman of the Trust Committee, the Chairman of the Executive Committee, any Vice Chairman of the Executive Committee, the President, any Vice President, the Secretary, the Treasurer, any trust officer, any corporate trust officer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

                  "Securities" means any Debt Securities and any Guarantee endorsed thereon.

                  "Securityholder", "holder of Securities", "registered holder", or other similar term, means the Person or Persons in whose name or names a particular Security shall be registered on the books of the Issuer kept for that purpose in accordance with the terms of this Indenture.

                  "Subsidiary" means, with respect to any Person, (i) any corporation at least a majority of whose outstanding Voting Stock shall at the time be owned, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner.

                  "Trustee" means NBD Bank, and, subject to the provisions of
Article VII, shall also include its successors and assigns, and, if at any time there is more than one Person acting in such capacity hereunder, "Trustee" shall mean each such Person. The term "Trustee" as used with respect to a particular series of the Securities shall mean the trustee with respect to that series.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, subject to the provisions of Sections 9.01, 9.02, and 10.01, as in effect at the date of execution of this instrument.

                  "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America that, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depositary receipt; provided, however, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depositary receipt.

                  "Voting Stock", as applied to stock of any Person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.


                                   ARTICLE II.

                      ISSUE, DESCRIPTION, TERMS, EXECUTION,
                     REGISTRATION AND EXCHANGE OF SECURITIES

                  SECTION 2.1 Designation and Terms of Securities.

                  (a) The aggregate principal amount of Debt Securities that may be authenticated and delivered under this Indenture is unlimited. The Debt Securities may be issued in one or more series up to the aggregate principal amount of Debt Securities of that series from time to time authorized by or pursuant to a Board Resolution of the Issuer or pursuant to one or more indentures supplemental hereto. Prior to the initial issuance of Debt Securities of any series, there shall be established in or pursuant to a Board Resolution of the Issuer, and set forth in an Officers' Certificate of the Issuer, or established in one or more indentures supplemental hereto:

                  (1) the title of the Debt Security of the series (which shall distinguish the Debt Securities of the series from all other Debt Securities);

                  (2) any limit upon the aggregate principal amount of the Debt Securities of that series that may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of that series);

                  (3) the date or dates on which the principal of the Debt Securities of the series is payable;

                  (4) the rate or rates at which the Debt Securities of the series shall bear interest or the manner of calculation of such rate or rates, if any;

                  (5) the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest will be payable or the manner of determination of such Interest Payment Dates and the record date for the determination of holders to whom interest is payable on any such Interest Payment Dates;

                  (6) the right, if any, to extend the interest payment periods and the duration of such extension;

                  (7) the period or periods within which, the price or prices at which and the terms and conditions upon which, Debt Securities of the series may be redeemed, in whole or in part, at the option of the Issuer;

                  (8) the obligation, if any, of the Issuer to redeem or purchase Debt Securities of the series pursuant to any sinking fund or analogous provisions (including payments made in cash in participation of future sinking fund obligations) or at the option of a holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which, Debt Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (9) the subordination terms of the Debt Securities of the series, if any;

                  (10) the form of the Debt Securities of the series including the form of the Certificate of Authentication for such series;

                  (11) if other than denominations of one thousand U.S. dollars ($1,000) or any integral multiple thereof, the denominations in which the Debt Securities of the series shall be issuable;

                  (12) any and all other terms with respect to such series (which terms shall not be inconsistent with the terms of this Indenture) including any terms which may be required by or advisable under United States laws or regulations or advisable in connection with the marketing of Debt Securities of that series;

                  (13) whether all or some part of the Debt Securities can be represented by one or more Global Securities and, in such case, the identity for the Depositary for such series;

                  (14) whether the Debt Securities will be convertible into shares of common stock or other securities of the Issuer and, if so, the terms and conditions upon which such Debt Securities will be so convertible, including the conversion price and the conversion period;

                  (15) if other than the principal amount thereof, the portion of the principal amount of Debt Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.01;

                  (16) any additional or different Events of Default or restrictive covenants provided for with respect to the Debt Securities of the series;

                  (17) whether the Debt Securities will vote as a class with one or more series of Outstanding Securities under the Indenture, for purposes of Sections 6.06(b) and 9.02 hereof;

                  (18) any provisions granting special rights to holders when a specified event occurs; and

                  (19) any special tax implications of the notes, including provisions for original issue discount securities, if offered.

                  All Debt Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to any such Board Resolution or in any indentures supplemental hereto.

                  If any of the terms of the series are established by action taken pursuant to a Board Resolution of the Issuer, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Issuer and delivered to the Trustee at or prior to the delivery of the Officers' Certificate of the Issuer setting forth the terms of the series.

                  Debt Securities of any particular series may be issued at various times, with different dates on which the principal or any installment of principal is payable, with different rates of interest, if any, or different methods by which rates of interest may be determined, with different dates on which such interest may be payable and with different redemption dates.

                  (b) Prior to the issuance of any of the Guarantees, the exact form and terms of such Guarantees, which shall comply with the terms of Section
2.12 hereof and contain such additional terms as are permitted by this Indenture, shall be established by an Officers' Certificate of the Guarantor or in an indenture supplemental hereto.

                  SECTION 2.2 Form of Securities and Trustee's Certificate.

                  The Securities of any series and the Trustee's certificate of authentication to be borne by such Securities shall be substantially of the tenor and purport as set forth in one or more indentures supplemental hereto or as provided in a Board Resolution of the Issuer and as set forth in an Officers' Certificate of the Issuer and the Guarantor, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Issuer may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Securities of that series may be listed, or to conform to usage.

                  SECTION 2.3  Denominations:  Provisions for Payment.

                  The Securities shall be issuable as registered Securities and in the denominations of one thousand U.S. dollars ($1,000) or any integral multiple thereof, subject to Section 2.01(10). The Securities of a particular series shall bear interest payable on the dates and at the rate specified with respect to that series. The principal of and the interest on the Securities of any series, as well as any premium thereon in case of redemption thereof prior to maturity, shall be payable in the coin or currency of the United States of America that at the time is legal tender for public and private debt, at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, the City and State of New York. Each Security shall be dated the date of its authentication. Interest on the Securities shall be computed on the basis of a 360-day year composed of twelve 30-day months.

                  The interest installment on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Securities of that series shall be paid to the Person in whose name said Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment. In the event that any Security of a particular series or portion thereof is called for redemption and the redemption date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Security will be paid upon presentation and surrender of such Security as provided in Section 3.03.

                  Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for Securities of the same series (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Issuer, at its election, as provided in clause (1) or clause (2) below:

                  (1) The Issuer may make payment of any Defaulted Interest on Securities to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such special record date and, in the name and at the expense of the

         Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Security Register (as hereinafter defined), not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such special record date and shall be no longer payable pursuant to the following clause (2).

                  (2) The Issuer may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Unless otherwise set forth in a Board Resolution of the Issuer or one or more indentures supplemental hereto establishing the terms of any series of Securities pursuant to Section 2.01 hereof, the term "regular record date" as used in this Section with respect to a series of Securities with respect to any Interest Payment Date for such series shall mean either the fifteenth day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the first day of a month, or the last day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the fifteenth day of a month, whether or not such date is a Business Day.

                  Subject to the foregoing provisions of this Section, each Security of a series delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security of such series shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

                  SECTION 2.4  Execution and Authentications.

                  The Debt Securities shall be signed on behalf of the Issuer by, and any Guarantees endorsed thereon shall be signed on behalf of the Guarantor by, its Chairman, its President, any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President"), its Treasurer, or an Assistant Treasurer, and attested by the Secretary or an Assistant Secretary. Signatures may be in the form of a manual or facsimile signature. The Issuer and the Guarantor may use the facsimile signature of any Person who shall have been a Chairman, President, Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary thereof, notwithstanding the fact that at the time the Securities shall be authenticated and delivered or disposed of such Person shall have ceased to be the Chairman,

President, Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary, of the Issuer or the Guarantor, as the case may be. The Securities may contain such notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication by the Trustee.

                  A Security shall not be valid until authenticated manually by an authorized signatory of the Trustee, or by an Authenticating Agent. Such signature shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

                  At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any series executed by the Issuer and the Guarantor to the Trustee for authentication, together with a written order of the Issuer for the authentication and delivery of such Securities, signed by its Chairman, President or any Vice President and its Secretary or any Assistant Secretary, and the Trustee in accordance with such written order shall authenticate and deliver such Securities.

                  In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the form and terms thereof have been established in conformity with the provisions of this Indenture.

                  The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

                  SECTION 2.5  Registration of Transfer and Exchange.

                  (a) Securities of any series may be exchanged upon presentation thereof at the office or agency of the Issuer designated for such purpose in the Borough of Manhattan, the City and State of New York, for other Securities of such series of authorized denominations, and for a like aggregate principal amount, upon payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, all as provided in this Section. In respect of any Securities so surrendered for exchange, the Issuer shall execute, the Trustee shall authenticate and such office or agency shall deliver in exchange therefor the Security or Securities of the same series that the Securityholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

                  (b) The Issuer shall keep, or cause to be kept, at its office or agency designated for such purpose in the Borough of Manhattan, the City and State of New York, or such other location designated by the Issuer a register or registers (herein referred to as the

"Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall register the Securities and the transfers of Securities as in this Article provided and which at all reasonable times shall be open for inspection by the Trustee. The registrar for the purpose of registering Securities and transfer of Securities as herein provided shall be appointed as authorized by Board Resolution (the "Security Registrar").

                  Upon surrender for transfer of any Security at the office or agency of the Issuer designated for such purpose, the Issuer shall execute, the Trustee shall authenticate and such office or agency shall deliver in the name of the transferee or transferees a new Security or Securities of the same series as the Security presented for a like aggregate principal amount.

                  All Securities presented or surrendered for exchange or registration of transfer, as provided in this Section, shall be accompanied (if so required by the Issuer or the Security Registrar) by a written instrument or instruments of transfer, in form satisfactory to the Issuer or the Security Registrar, duly executed by the registered holder or by such holder's duly authorized attorney in writing.

                  (c) No service charge shall be made for any exchange or registration of transfer of Securities, or issue of new Securities in case of partial redemption of any series, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, other than exchanges pursuant to Section 2.06, the second paragraph of Section
3.03 and Section 9.04 not involving any transfer.

                  (d) The Issuer shall not be required (i) to issue, exchange or register the transfer of any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of less than all the Outstanding Securities of the same series and ending at the close of business on the day of such mailing, nor (ii) to register the transfer of or exchange any Securities of any series or portions thereof called for redemption. The provisions of this Section 2.05 are, with respect to any Global Security, subject to Section 2.11 hereof.

                  SECTION 2.6  Temporary Securities.

                  Pending the preparation of definitive Securities of any series, the Issuer and the Guarantor may execute, and the Trustee shall authenticate and deliver, temporary Securities (printed, lithographed or typewritten) of any authorized denomination. Such temporary Securities shall be substantially in the form of the definitive Securities in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer. Every temporary Security of any series shall be executed by the Issuer and, if applicable, the Guarantor, and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities of such series. Without unnecessary delay the Issuer and, if applicable, the Guarantor, will execute and will furnish definitive Securities of such series and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor (without charge to the holders), at the office or agency of the Issuer designated for the purpose in the Borough of Manhattan, the City and State of New York, and the Trustee shall authenticate and such office or agency shall deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of such series, unless the Issuer advises the Trustee to the effect that definitive Securities need not be executed and furnished until further notice from the Issuer. Until so exchanged, the temporary Securities of such series shall be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder.

                  SECTION 2.7  Mutilated, Destroyed, Lost or Stolen Securities.

                  In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Issuer and, if applicable, the Guarantor (subject to the next succeeding sentence) shall execute, and upon the Issuer's request the Trustee (subject as aforesaid) shall authenticate and deliver, a new Security of the same series, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Issuer, the Guarantor (if applicable) and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer, the Guarantor (if applicable) and the Trustee evidence to their satisfaction of the destruction, loss or theft of the applicant's Security and of the ownership thereof. The Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any officer of the Issuer. Upon the issuance of any substituted Security, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security that has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Issuer, the Guarantor (if applicable) and the Trustee such security or indemnity as they may require to save them harmless, and, in case of destruction, loss or theft, evidence to the satisfaction of the Issuer, the Guarantor (if applicable) and the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

                  Every replacement Security issued pursuant to the provisions of this Section shall constitute an additional contractual obligation of the Issuer or the Guarantor, as the case may be, whether or not the mutilated, destroyed, lost or stolen Security shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder. All Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities, and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

                  SECTION 2.8  Cancellation.

                  All Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer shall, if surrendered to the Issuer, the Guarantor or any paying agent, be delivered to the Trustee for cancellation, or, if surrendered to the Trustee, shall be cancelled by it, and no Securities shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. On request of the Issuer at the time of such surrender, the Trustee shall deliver to the Issuer canceled Securities held by the Trustee. In the absence of such request the Trustee may dispose of canceled Securities in accordance with its standard procedures and deliver a certificate of disposition to the Issuer. If the Issuer or the Guarantor shall otherwise acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

                  SECTION 2.9  Benefits of Indenture.

                  Nothing in this Indenture or in the Securities, express or implied, shall give or be construed to give to any Person, other than the parties hereto and the holders of the Securities any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; all such covenants, conditions and provisions being for the sole benefit of the parties hereto and of the holders of the Securities.

                  SECTION 2.10 Authenticating Agent.

                  So long as any of the Securities of any series remain Outstanding there may be an Authenticating Agent for any or all such series of Securities which the Trustee shall have the right to appoint. Said Authenticating Agent shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. All references in this Indenture to the authentication of Securities by the Trustee shall be deemed to include authentication by an Authenticating Agent for such series. Each Authenticating Agent shall be acceptable to the Issuer and shall be a corporation that has a combined capital and surplus, as most recently reported or determined by it, sufficient under the laws of any jurisdiction under which it is organized or in which it is doing business to conduct a trust business, and that is otherwise authorized under such laws to conduct such business and is subject to supervision or examination by Federal or State authorities. If at any time any Authenticating Agent shall cease to be eligible in accordance with these provisions, it shall resign immediately.


                                     xviii

                  Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Issuer. The Trustee may at any time (and upon request by the Issuer shall) terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Issuer. Upon resignation, termination or cessation of eligibility of any Authenticating Agent, the Trustee may appoint an eligible successor Authenticating Agent acceptable to the Issuer. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder as if originally named as an Authenticating Agent pursuant hereto.

                  SECTION 2.11 Global Securities.

                  (a) If the Issuer shall establish pursuant to Section 2.01 that all or some part of the Securities of a particular series can be represented by one or more Global Securities, then the Issuer shall execute and the Trustee shall, in accordance with Section 2.04, authenticate and deliver, Global Securities that (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, such Securities of such series, (ii) shall be registered in the name of the Depositary or its nominee,
(iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Except as otherwise provided in Section 2.11 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depositary or to a successor Depositary or to a nominee of such successor Depositary."

                  (b) Notwithstanding the provisions of Section 2.05, a Global Security of a series may be transferred, in whole but not in part and in the manner provided in Section 2.05, only to another nominee of the Depositary for such series, or to a successor Depositary for such series selected or approved by the Issuer or to a nominee of such successor Depositary.

                  (c) If at any time the Depositary for a series of the Securities notifies the Issuer that it is unwilling or unable to continue as Depositary for such series or if at any time the Depositary for such series shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation, and a successor Depositary for such series is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such condition, as the case may be, this Section
2.11 shall no longer be applicable to the Securities of such series and the Issuer will execute, and subject to Section 2.05, the Trustee will authenticate and deliver Securities of such series which has been represented by Global Securities in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Securities of such series in exchange for such Global Securities. In addition, the Issuer may at any time determine that the Securities of any series shall no longer be represented by Global Securities and that the provisions of this Section 2.11 shall no longer apply to the Securities of such series. In such event the Issuer and the Guarantor will execute and subject to Section 2.05, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Issuer, will authenticate and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Securities of such series in exchange for such Global Securities. Upon the exchange of the Global Securities for such Securities in definitive registered form without coupons, in authorized denominations, the Global Securities shall be canceled by the Trustee. An entire Global Note may be exchanged for certificated notes if there shall have occurred and be continuing a Default or an Event of Default. Such Securities in definitive registered form issued in exchange for the Global Securities pursuant to this Section 2.11(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Depositary for delivery to the Persons in whose names such Securities are so registered.

                  SECTION 2.12 Unconditional Guarantees.

                               (FORM OF GUARANTEE)

                  FOR VALUE RECEIVED, the Guarantor, hereby irrevocably and unconditionally guarantees to the registered holder of this Debt Security upon which this Guarantee is endorsed that: (i) principal of, premium, if any, interest and any other payments on said security will be promptly paid in full when due, subject to any applicable grace period, whether on the stated maturity, on an interest payment date, by acceleration, by call for redemption, upon repurchase or purchase pursuant to the Indenture referred to therein or otherwise, and interest on the overdue principal and premium, if any, and interest on any interest or any other payment, to the extent lawful (in each case including interest accruing on or after filing of any petition in bankruptcy or reorganization relating to the Issuer or the Guarantor, whether or not a claim for post-filing interest is allowed in each proceeding) and all other obligations of the Issuer to the registered holder of this Debt Security under this Debt Security or the Indenture will be promptly paid in full when due or performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of said Debt Security or of any such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at maturity, on an interest payment date, by acceleration, required repurchase or otherwise.

                  The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and unaffected by, any invalidity, irregularity or unenforceability of this Debt Security or the Indenture, any failure to enforce the provisions of this Debt Security or the Indenture, any waiver, modification or indulgence granted to the Issuer with respect thereto by the holders of this Debt Security or the Trustee, or any other circumstance which may otherwise constitute a legal discharge of a surety or guarantor; provided that, notwithstanding the foregoing, no such waiver, modification, indulgence or circumstance shall without the written consent to the Guarantor increase the principal amount of this Debt Security or the interest rate thereon or change the currency of payment with respect to this Debt Security, or alter the stated maturity thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, to require that the Trustee pursue or exhaust its legal or equitable remedies against the Issuer prior to exercising its rights under the Guarantee (including, for the avoidance of doubt, any right which the Guarantor may have to require the seizure and sale of the assets of the Issuer to satisfy the outstanding principal of, interest on or any other amount payable under this Debt Security prior to recourse against the Guarantor or its assets), protest or notice with respect to this Debt Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that, except as otherwise set forth below and in the Indenture, the Guarantee of the Guarantor will not be discharged with respect to this Debt Security except by payment in full of the principal thereof, premium, if any, any interest thereon and all other amounts payable thereunder. If at any time while this Guarantee remains in effect any payment of principal of and interest on this Debt Security is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Issuer, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as of the date of such rescission, restoration or return as though such a payment had become due but had not been made at such times.

                  This Guarantee is dated the date of the Debt Security upon which it is endorsed.

                  If for any reason this Guarantee shall be deemed to be unenforceable, the Guarantor hereby irrevocably and unconditionally agrees as a primary obligor to indemnify fully the registered holder of this Debt Security upon which this Guarantee is endorsed for and against any amounts owed by the Issuer in respect of this Debt Security and the Indenture that otherwise would be payable under this Guarantee.

                  The Guarantor shall be subrogated to all rights of the holder of said Security against the Issuer in respect of any amounts paid by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not, without the consent of the holders of all of the Securities then outstanding, be entitled to enforce or to receive any payments arising out of or based upon such right of subrogation until the principal of and premium, if any, and interest on all Securities shall have been paid in full or payment thereof shall have been provided for in accordance with said Indenture.

                  Notwithstanding anything to the contrary contained herein, if following any payment of principal or interest by the Issuer on the Securities to the holders of the Securities it is determined by a final decision of a court of competent jurisdiction that such payment shall be avoided by a trustee in bankruptcy (including any debtor-in-possession) as a preference under 11 U.S.C.
Section 547 and such payment is paid by such holder to such trustee in bankruptcy, then and to the extent of such repayment, the obligations of the Guarantor hereunder shall remain in full force and effect.

                  Notwithstanding anything to the contrary contained herein, upon consummation of the Merger, the Company will assume all of the Issuer's obligations on this Debt Security and under the Indenture, and the Company will be automatically and unconditionally released and discharged from its obligations under this Guarantee.

                  This Guarantee shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by the Trustee (or the Authentication Agent).

                  This Guarantee shall be governed by the laws of the State of New York.

                  IN WITNESS WHEREOF, Panhandle Eastern Pipe Line Company has caused this Guarantee to be signed in its corporate name by the facsimile signature of two of its officers thereunto duly authorized.

                  SECTION 2.13 Execution of Guarantee.

                  To evidence the Guarantee to the Securityholders specified in
Section 2.12, the Guarantor hereby agrees to execute the Guarantees, in substantially the form above recited, to be endorsed on each Security authenticated and delivered by the Trustee (or the Authenticating Agent) which is to be guaranteed by the Guarantor. Each such Guarantee shall be signed on behalf of the Guarantor as set forth in Section 2.04 prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee (or the Authenticating Agent), after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of the Guarantor.

                  SECTION 2.14 Consummation of the Merger; Assumption by the Company; Release of the Guarantees.

                  (a) Upon consummation of the Merger, each of the Issuer, the Company and the Trustee hereby agrees that the Company shall immediately, automatically and unconditionally assume, and the Company hereby agrees promptly to pay, perform and discharge when due, each and every debt, obligation, covenant and agreement incurred, made or to be paid, performed or discharged by the Issuer under the Indenture and the Securities issued thereunder. The Company hereby agrees to be bound by all the terms, provisions and conditions of the Indenture and the Securities and each of the Issuer, the Company and the Trustee hereby agrees that the Company shall be the successor and shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer, as the predecessor company, under the Indenture and the Securities, and that thereafter the Issuer shall be relieved of all obligations and covenants under this Indenture and the Securities. The Company shall not be required to execute a supplemental indenture to effect the provisions of this Section 2.14(a).

                  (b) Upon consummation of the Merger, the Company shall be automatically and unconditionally released from its obligations under any and all Guarantees and thereafter shall issue no more Guarantees.


                                  ARTICLE III.

            REDEMPTION OF DEBT SECURITIES AND SINKING FUND PROVISIONS

                  SECTION 3.1 Redemption.

                  The Issuer may redeem the Debt Securities of any series issued hereunder on and after the dates and in accordance with the terms established for such series pursuant to Section 2.01 hereof.

                  SECTION 3.2 Notice of Redemption.

                  (a) In case the Issuer shall desire to exercise such right to redeem all or, as the case may be, a portion of the Debt Securities of any series in accordance with the right reserved so to do, the Issuer shall, or shall cause the Trustee to, give notice of such redemption to holders of the Debt Securities of such series to be redeemed by mailing, first class postage prepaid, a notice of such redemption not less than 30 days and not more than 90 days (or fewer than 90 days if so established by the terms of such series of Debt Securities pursuant to Section 2.01) before the date fixed for redemption of that series to such holders at their last addresses as they shall appear upon the Security Register unless a shorter period is specified in the Debt Securities to be redeemed. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder receives the notice. In any case, failure duly to give such notice to the holder of any Security of any series designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Debt Securities of such series or any other series. In the case of any redemption of Debt Securities prior to the expiration of any restriction on such redemption provided in the terms of such Debt Securities or elsewhere in this Indenture, the Issuer shall furnish the Trustee with an Officers' Certificate evidencing compliance with any such restriction.

                  Each such notice of redemption shall specify the date fixed for redemption and the redemption price at which Debt Securities of that series are to be redeemed, and shall state that payment of the redemption price of such Debt Securities to be redeemed will be made at the office or agency of the Issuer in the Borough of Manhattan, the City and State of New York, upon presentation and surrender of such Debt Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, that from and after said date interest will cease to accrue and that the redemption is for a sinking fund, if such is the case. If less than all the Debt Securities of a series are to be redeemed, the notice to the holders of Debt Securities of


                                     xxiii
that series to be redeemed in whole or in part shall specify the particular Debt Securities to be so redeemed. In case any Security is to be redeemed in part only, the notice that relates to such Security shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such Security, a new Security of such series in principal amount equal to the unredeemed portion thereof will be issued.

                  (b) If less than all the Debt Securities of a series are to be redeemed, the Issuer shall give the Trustee at least 45 days' notice in advance of the date fixed for redemption as to the aggregate principal amount of Debt Securities of the series to be redeemed, and thereupon the Trustee shall select, by lot or in such other manner as it shall deem appropriate and fair in its discretion and that may provide for the selection of a portion or portions (equal to one thousand U.S. dollars ($1,000) or any integral multiple thereof) of the principal amount of such Debt Securities of a denomination larger than $1,000, the Debt Securities to be redeemed and shall thereafter promptly notify the Issuer in writing of the numbers of the Debt Securities to be redeemed, in whole or in part.

                  The Issuer may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by its Chairman, President or any Vice President, instruct the Trustee or any paying agent to call all or any part of the Debt Securities of a particular series for redemption and to give notice of redemption in the manner set forth in this Section, such notice to be in the name of the Issuer or its own name as the Trustee or such paying agent may deem advisable. In any case in which notice of redemption is to be given by the Trustee or any such paying agent, the Issuer shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Security Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice by mail that may be required under the provisions of this Section.

                  SECTION 3.3 Payment Upon Redemption.

                  (a) If the giving of notice of redemption shall have been completed as above provided, the Debt Securities or portions of Debt Securities of the series to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption and interest on such Debt Securities or portions of Debt Securities shall cease to accrue on and after the date fixed for redemption, unless (i) the Issuer shall default in the payment of such redemption price and accrued interest with respect to any such Security or portion thereof, or (ii) such notice shall specifically state that the redemption is conditional upon the deposit with the Trustee, on or before the date fixed for redemption, of moneys in an amount necessary to effect such redemption, and such moneys are not so deposited. On presentation and surrender of such Debt Securities on or after the date fixed for redemption at the place of payment specified in the notice, said Debt Securities shall be paid and redeemed at the applicable redemption price for such series, together with interest accrued thereon to the date fixed for redemption (but if the date fixed for redemption is an interest payment date, the interest installment payable on such date shall be payable to the registered holder at the close of business on the applicable record date pursuant to Section 2.03).

                  (b) Upon presentation of any Security of such series that is to be redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and the office or agency where the Security is presented shall deliver to the holder thereof, at the expense of the Issuer, a new Security of the same series, of authorized denominations in principal amount equal to the unredeemed portion of the Security so presented.

                  SECTION 3.4 Sinking Fund.

                  The provisions of Sections 3.04, 3.05 and 3.06 shall be applicable to any sinking fund for the retirement of Debt Securities of a series, except as otherwise specified as contemplated by Section 2.01 for Debt Securities of such series.

                  The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Debt Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Debt Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 3.05. Each sinking fund payment shall be applied to the redemption of Debt Securities of any series as provided for by the terms of Debt Securities of such series.

                  SECTION 3.5 Satisfaction of Sinking Fund Payments with Debt Securities.

                  The Issuer (i) may deliver Outstanding Debt Securities of a series (other than any Debt Securities previously called for redemption) and
(ii) may apply as a credit Debt Securities of a series that have been redeemed either at the election of the Issuer pursuant to the terms of such Debt Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Debt Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Debt Securities of such series required to be made pursuant to the terms of such Debt Securities as provided for by the terms of such series, provided that such Debt Securities have not been previously so credited. Such Debt Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Debt Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

                  SECTION 3.6 Redemption of Debt Securities for Sinking Fund.

                  Not less than 45 days prior to each sinking fund payment date for any series of Debt Securities, the Issuer will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of the series, the portion thereof, if any, that is to be satisfied by delivering and crediting Debt Securities of that series pursuant to Section 3.05 and the basis for such credit and will, together with such Officers' Certificate, deliver to the Trustee any Debt Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Debt Securities to be redeemed upon such sinking fund payment date in the manner specified in
Section 3.02 and cause notice of the redemption thereof to be given in the name of and at the expense of the Issuer in the manner provided in Section 3.02. Such notice having been duly given, the redemption of such Debt Securities shall be made upon the terms and in the manner stated in Section 3.03.


                                   ARTICLE IV.

                                CERTAIN COVENANTS

                  SECTION 4.1 Payment of Principal, Premium and Interest.

                  So long as any series of the Securities remain Outstanding, the Issuer will duly and punctually pay or cause to be paid the principal of (and premium, if any) and interest on the Debt Securities of that series at the time and place and in the manner provided herein and established with respect to such Debt Securities.

                  SECTION 4.2 Maintenance of Office or Agency.

                  So long as any series of the Securities remain Outstanding, the Issuer agrees to maintain an office or agency in the Borough of Manhattan, the City and State of New York, with respect to each such series and at such other location or locations as may be designated as provided in this Section 4.02, where (i) Securities of that series may be presented for payment, (ii) Securities of that series may be presented as hereinabove authorized for registration of transfer and exchange, and (iii) notices and demands to or upon the Issuer in respect of the Securities of that series and this Indenture may be given or served, such designation to continue with respect to such office or agency until the Issuer shall, by written notice signed by its Chairman, President or a Vice President and delivered to the trustee, designate some other office or agency for such purposes or any of them. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Issuer hereby appoints the Trustee as its agent to receive all such presentations, notices and demands.

                  SECTION 4.3 Paying Agents.

                  (a) So long as any series of the Securities remain Outstanding, if the Issuer shall appoint one or more paying agents for all or any series of the Securities, other than the

Trustee, the Issuer will cause each such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section:

                  (1) that it will hold all sums held by it as such agent for the payment of the principal of (and premium, if any) or interest on the Securities of that series (whether such sums have been paid to it by the Issuer or by any other obligor of such Securities) in trust for the benefit of the Persons entitled thereto;

                  (2) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor of such Securities) to make any payment of the principal of (and premium, if any) or interest on the Securities of that series when the same shall be due and payable;

                  (3) that it will, at any time during the continuance of any failure referred to in the preceding paragraph (a)(2) above, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent; and

                  (4) that it will perform all other duties of paying agent as set forth in this Indenture.

                  (b) If the Issuer shall act as its own paying agent with respect to any series of the Securities, it will on or before each due date of the principal of (and premium, if any) or interest on Securities of that series, set aside, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay such principal (and premium, if any) or interest so becoming due on Securities of that series until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of such action, or any failure (by it or any other obligor on such Securities) to take such action. Whenever the Issuer shall have one or more paying agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with the paying agent a sum sufficient to pay the principal (an premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee of this action or failure so to act.

                  (c) Notwithstanding anything in this Section to the contrary,
(i) the agreement to hold sums in trust as provided in this Section is subject to the provisions of Section 11.05, and (ii) the Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any paying agent to pay, to the Trustee all sums held in trust by the Issuer or such paying agent, such sums to be held by the Trustee upon the same terms and conditions as those upon which such sums were held by the Issuer or such paying agent; and, upon such payment by any paying agent to the Trustee, such paying agent shall be released from all further liability with respect to such money.


                                      xxvii

                  SECTION 4.4 Appointment to Fill Vacancy in Office of Trustee.

                  The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder.

                  SECTION 4.5 Compliance with Consolidation Provisions.

                  (a) Prior to the consummation of the Merger, other than the Merger, the Issuer shall not consolidate with or merge into, or convey, transfer or lease its assets substantially as an entirety to any other Person or Persons.

                  (b) The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

                  (1) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                  (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

                  (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.



                                     xxviii

                  (c) Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 4.05(b), the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                  SECTION 4.6 Statements Regarding Default.

                  Each of the Issuer and the Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year of the Issuer or the Guarantor, as the case may be, ending after the date hereof, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the compliance by the Issuer or Guarantor, as the case may be, with all conditions and covenants under this Indenture. For purposes of this Section 4.06, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.


                                   ARTICLE V.

                       SECURITYHOLDERS' LISTS AND REPORTS
                          BY THE ISSUER AND THE TRUSTEE

                  SECTION 5.1 Issuer to Furnish Trustee Names and Addresses of Securityholders.

                  The Issuer will furnish or cause to be furnished to the Trustee (a) on a monthly basis on each regular record date (as defined in Section 2.03) a list, in such form as the Trustee may reasonably require, of the names and addresses of the holders of each series of Securities as of such regular record date, provided that the Issuer shall not be obligated to furnish or cause to furnish such list at any time that the list shall not differ in any respect from the most recent list furnished to the Trustee by the Issuer and (b) at such other times as the Trustee may request in writing within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that, in either case, no such list need be furnished for any series for which the Trustee shall be the Security Registrar.

                  SECTION 5.2 Preservation of Information; Communications With Securityholders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Securities contained in the most recent list furnished to it as provided in Section 5.01 and as to the names and addresses of holders of Securities received by the Trustee in its capacity as Security Registrar (if acting in such capacity).

                  (b) The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

                  (c) Securityholders may communicate as provided in Section 312(b) of the Trust Indenture Act with other Securityholders with respect to their rights under this Indenture or under the Securities.

                  SECTION 5.3 Reports by the Guarantor.

                  (a) The Guarantor covenants and agrees to file with the Trustee, within 30 days after the Guarantor is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Guarantor may be required to file with the Commission pursuant to Section 13 or
Section 15(d) of the Exchange Act; or, if the Guarantor is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports that may be required pursuant to Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

                  (b) The Guarantor covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from to time by the Commission, such additional information, documents and reports with respect to compliance by the Guarantor and the Issuer with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

                  (c) The Guarantor covenants and agrees to transmit by mail, first class postage prepaid, or reputable over-night delivery service that provides for evidence of receipt, to the Securityholders, as their names and addresses appear upon the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Guarantor pursuant to subsections (a) and
(b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                  SECTION 5.4 Reports by the Trustee.

                  (a) On or before July 15 in each year in which any of the Securities are Outstanding, the Trustee shall transmit by mail, first class postage prepaid, to the Securityholders, as their names and addresses appear upon the Security Register, a brief report dated as of the preceding May 15, if and to the extent required under Section 313(a) of the Trust Indenture Act.

                  (b) The Trustee shall comply with Section 313(b) and 313(c) of the Trust Indenture Act.

                  (c) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with the Issuer, with each stock exchange upon which any Securities are listed (if so listed) and also with the Commission. The Issuer agrees to notify the Trustee when any Securities become listed on any stock exchange.


                                   ARTICLE VI.

                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

                  SECTION 6.1 Events of Default.

                  (a) "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular series of Securities or it is specifically deleted or modified in or pursuant to the terms of such series or in the form of Security of such series:

                  (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 60 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its maturity; or

                  (3) default in the performance, or breach, of any term, covenant or warranty of the Issuer or the Company in this Indenture (other than a term, covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Issuer or the Company by the Trustee or to the Issuer or the Company and the Trustee by the holders of at least 33% in principal amount of the Outstanding Securities of all series outstanding (or, if any such term, covenant or warranty is not applicable to all series of Securities, by the holders of at least 33% in principal amount of the Outstanding Securities of all series to which it is applicable) (in each case treated as a single class) a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (4) the Issuer or the Company pursuant to or within the meaning of any Bankruptcy Law (A) commences a voluntary case, (B) consents to the entry of any order for relief against it in an involuntary case, (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (D) makes a general assignment for the benefit of its creditors; or

                  (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Issuer or the Company in an involuntary case, (B) appoints a Custodian of the Issuer or the Company or for all or substantially all of its property, or (C) orders the liquidation of the Issuer or the Company; and the order or decree remains unstayed and in effect for 90 days;

                  (6) any Guarantee in respect of such series of Securities ceases to be in full force and effect prior to its release pursuant to
         Section 2.14(b) or the Guarantor denies or disaffirms its obligations under such Guarantee; or

                  (7) any other Event of Default provided as contemplated by
         Section 2.01 with respect to Securities of that series.

                  (b) If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the holders of not less than 33% in principal amount of the Outstanding Securities of that series may declare the principal amount of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

                  (c) At any time after such declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree of the money due has been obtained by the Trustee as hereinafter in this Article provided, the holders of a majority in principal amount of the Outstanding Securities of that series by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:


                                     xxxii

                  (1) the Issuer or Guarantor has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue interest on all Securities of such
                  series,

                           (B) the principal of (and premium, if any, on) any
                  Securities of such series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensations, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

                  (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.06.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  (d) In case the Trustee shall have proceeded to enforce any right with respect to Securities of that series under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Issuer, the Guarantor and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer and the Trustee shall continue as though no such proceedings had been taken.

                  SECTION 6.2 Collection of Indebtedness and Suits for Enforcement by Trustee.

                  (a) The Issuer and the Guarantor covenant that (1) in case it shall default in the payment of any installment of interest on any of the Securities of a series, or any payment required by any sinking or analogous fund established with respect to that series as and when the same shall have become due and payable, and such default shall have continued for a period of 90 Business Days, or (2) in case it shall default in the payment of the principal of (or premium, if any, on) any of the Securities of a series when the same shall have become due and payable, whether upon maturity of the Securities of a series or upon redemption or upon declaration or otherwise, then, upon demand of the Trustee, the Issuer or the Guarantor will pay to the Trustee, for the benefit of the holders of the Securities of that series, the whole amount that then shall


                                     xxxiii
have been become due and payable on all such Securities for principal (and premium, if any) or interest, or both, as the case may be, with interest upon the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest at the rate per annum expressed in the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and the amount payable to the Trustee under
Section 7.06.

                  (b) If the Issuer or the Guarantor shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or the Guarantor or other obligor upon the Securities of that series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or the Guarantor or other obligor upon the Securities of that series, wherever situated.

                  (c) In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, readjustment, arrangement, composition or judicial proceedings affected the Issuer or the Guarantor, or the creditors or property of either, the Trustee shall have power to intervene in such proceedings and take any action therein that may be permitted by the court and shall (except as may be otherwise provided by law) be entitled to file such proofs of claim and other papers and documents as may be necessary or advisable in order to have the claims of the Trustee and of the holders of Securities of such series allowed for the entire amount due and payable by the Issuer or the Guarantor under the Indenture at the date of institution of such proceedings and for any additional amount that may become due and payable by the Issuer or the Guarantor after such date, and to collect and receive any moneys or other property payable or deliverable on any such claim, and to distribute the same after the deduction of the amount payable to the Trustee under Section 7.06; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the holders of Securities of such series to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to such Securityholders, to pay to the Trustee any amount due it under
Section 7.06.

                  (d) All rights of action and of asserting claims under this Indenture, or under any of the terms established with respect to Securities of that series, may be enforced by the Trustee without the possession of any of such Securities, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for payment to the Trustee of any amounts due under Section 7.06, be for the ratable benefit of the holders of the Securities of such series.

                  In case of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial

                                     xxxiv
proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in the Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

                  Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of that series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

                  SECTION 6.3 Application of Moneys Collected.

                  Any moneys collected by the Trustee pursuant to this Article with respect to a particular series of Securities shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal (or premium, if any) or interest, upon presentation of the Securities of that series, and notation thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

                  FIRST: To the payment of costs and expenses of collection and of all amounts payable to the Trustee under Section 7.06;

                  SECOND: To the payment of all Senior Indebtedness of the Issuer if and to the extent required by Article Fourteen; and

                  THIRD: To the payment of the amounts then due and unpaid upon Securities of such series for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

                  SECTION 6.4 Limitation on Suits.

                  No holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless (i) such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to the Securities of such series specifying such Event of Default, as hereinbefore provided; (ii) the holders of not less than 33% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as trustee hereunder; (iii) such holder or holders shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby; and (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action, suit or proceeding and (v) during such 60 day period, the holders of a majority in principal amount of the Securities of that series do not give the Trustee a direction inconsistent with the request.

                  Notwithstanding anything contained herein to the contrary, any other provisions of this Indenture, the right of any holder of any Security to receive payment of the principal of (and premium, if any) and interest on such Security, as therein provided, on or after the respective due dates expressed in such Security (or in the case of redemption, on the redemption date), or to institute suit for the enforcement of any such payment on or after such respective dates or redemption date, shall not be impaired or affected without the consent of such holder and by accepting a Security hereunder it is expressly understood, intended and covenanted by the taker and holder of every Security of such series with every other such taker and holder and the Trustee, that no one or more holders of Securities of such series shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other of such Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 6.5 Rights and Remedies Cumulative; Delay or Omission Not Waiver.

                  (a) Except as otherwise provided in Section 2.07, all powers and remedies given by this Article to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to such Securities.

                  (b) No delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or on acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article or by law to the Trustee or the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.


                                     xxxvi

                  SECTION 6.6 Control by Securityholders.

                  (a) The holders of a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

                  (3) the Trustee shall not be obliged to take any action unduly prejudicial to holders not joining in such direction or involving the Trustee in personal liability.

                  (b) The holders of a majority in aggregate principal amount of the Outstanding Securities of all affected series, considered as one class, may on behalf of the holders of all the Securities of such series waive any past default hereunder with respect to the Securities of such series and its consequences, except a default

                  (1) in the payment of the principal of or any premium or
                      interest on any Security of such series, or

                  (2) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the holder of each Outstanding Security of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  SECTION 6.7 Undertaking to Pay Costs.

                  All parties to this Indenture agree, and each holder of any Securities by such holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the

                                     xxxvii

Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding more than 10% in aggregate principal amount of the Outstanding Securities of any series, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security of such series, on or after the respective due dates expressed in such Security or established pursuant to this Indenture.


                                  ARTICLE VII.

                             CONCERNING THE TRUSTEE

                  SECTION 7.1 Certain Duties and Responsibilities of Trustee.

                  (a) The Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a series and after the curing of all Events of Default with respect to the Securities of that series that may have occurred, shall undertake to perform with respect to the Securities of such series such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants shall be read into this Indenture against the Trustee. In case an Event of Default with respect to the Securities of a series has occurred (that has not been cured or waived), the Trustee shall exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) prior to the occurrence of an Event of Default with respect to the Securities of a series and after the curing or waiving of all such Events of Default with respect to that series that may have occurred:

                           (i) the duties and obligations of the Trustee shall
                  with respect to the Securities of such series be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable with respect to the Securities of such series except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (ii) in the absence of bad faith on the part of the
                  Trustee, the Trustee may with respect to the Securities of such series conclusively rely, as to the truth of the statements and the correctness of the opinions


                                    xxxviii
                  expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirement of this Indenture;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee, was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Securities of that series; and

                  (4) None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.

                  SECTION 7.2 Certain Rights of Trustee.

                  Except as otherwise provided in Section 7.01:

                  (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) Any request, direction, order or demand of the Issuer or the Guarantor mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof is herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or any Assistant Secretary of the Issuer or the Guarantor, as the case may be;

                  (c) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted hereunder in good faith and in reliance thereon;


                                     xxxix

                  (d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default with respect to a series of the Securities (that has not been cured or waived) to exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

                  (e) The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security, or other papers or documents, unless requested in writing so to do by the holders of not less than a majority in principal amount of the Outstanding Securities of the particular series affected thereby (determined as provided in Section 8.04); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Issuer and the Guarantor or, if paid by the Trustee, shall be repaid by the Issuer and the Guarantor upon demand; and

                  (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                  SECTION 7.3 Trustee Not Responsible for Recitals or Issuance or Securities.

                  (a) The recitals contained herein and in the Securities shall be taken as the statements of the Issuer and/or the Guarantor, as the case may be, and the Trustee assumes no responsibility for the correctness of the same.

                  (b) The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities.


                                       xl

                  (c) The Trustee shall not be accountable for the use or application by the Issuer or the Guarantor of any of the Securities or of the proceeds of such Securities, or for the use or application of any moneys paid over by the Trustee in accordance with any provision of this Indenture or established pursuant to Section 2.01, or for the use or application of any moneys received by any paying agent other than the Trustee.

                  SECTION 7.4 May Hold Securities.

                  The Trustee or any paying agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent or Security Registrar.

                  SECTION 7.5 Moneys Held in Trust.

                  Subject to the provisions of Section 11.05, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder except such as it may agree with the Issuer and the Guarantor to pay thereon.

                  SECTION 7.6 Compensation and Reimbursement.

                  (a) The Issuer and the Guarantor covenant and agree to pay to the Trustee, and the Trustee shall be entitled to, such reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), as the Issuer, the Guarantor and the Trustee may from time to time agree in writing, for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and, except as otherwise expressly provided herein, the Issuer and the Guarantor will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer and the Guarantor also covenant to indemnify the Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises.

                  (b) The obligations of the Issuer and the Guarantor under this Section to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds xli
held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

                  SECTION 7.7 Reliance on Officers' Certificate.

                  Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted to be taken by it under the provisions of this Indenture upon the faith thereof.

                  SECTION 7.8 Disqualification; Conflicting Interests.

                  If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Issuer shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

                  SECTION 7.9 Corporate Trustee Required; Eligibility.

                  There shall at all times be a Trustee with respect to the Securities issued hereunder which shall at all times be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or other Person permitted to act as trustee by the Commission, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Issuer and the Guarantor may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Issuer or the Guarantor, serve as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.

                  SECTION 7.10 Resignation and Removal; Appointment of
Successor.

                  (a) The Trustee or any successor hereafter appointed, may at any time resign with respect to the Securities of one or more series by giving written notice thereof to the Issuer xlii
and the Guarantor and by transmitting notice of resignation by mail, first class postage prepaid, to the Securityholders of such series, as their names and addresses appear upon the Security Register. Upon receiving such notice of resignation, the Issuer and the Guarantor shall promptly appoint a successor trustee with respect to Securities of such series by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee with respect to Securities of such series, or any Securityholder of that series who has been a bona fide holder of a Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (b) In case at any time any one of the following shall occur:

                  (1) the Trustee shall fail to comply with the provisions of
         Section 7.08 after written request therefor by the Issuer or the Guarantor or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months; or

                  (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Issuer or the Guarantor or by any such Securityholder; or

                  (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or commence a voluntary bankruptcy proceeding, or a receiver of the Trustee or of its property shall be appointed or consented to, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Issuer or the Guarantor may remove the Trustee with respect to all Securities and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, unless the Trustee's duty to resign is stayed as provided herein, any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may, on behalf of that holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                  (c) The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding may at any time remove the Trustee with respect to such series by so notifying the Trustee, the Issuer and the Guarantor and may appoint a successor Trustee for such series with the consent of the Issuer and the Guarantor.


                                     xliii

                  (d) Any resignation or removal of the Trustee and appointment of a successor trustee with respect to the Securities of a series pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

                  (e) Any successor trustee appointed pursuant to this Section may be appointed with respect to the Securities of one or more series or all of such series, and at any time there shall be only one Trustee with respect to the Securities of any particular series.

                  SECTION 7.11 Acceptance of Appointment By Successor.

                  (a) In case of the appointment hereunder of a successor trustee with respect to all Securities, every such successor trustee so appointed shall execute, acknowledge and deliver to the Issuer and the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Issuer or the Guarantor or the successor trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor trustee all the rights, powers, and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder.

                  (b) In case of the appointment hereunder of a successor trustee with respect to the Securities of one or more (but not all) series, the Issuer, the Guarantor, the retiring Trustee and each successor trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates, (2) shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any act or failure to act on the part of any other Trustee hereunder; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor trustee xliv
relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates; but, on request of the Issuer or the Guarantor or any successor trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor trustee relates.

                  (c) Upon request of any such successor trustee, the Issuer and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                  (d) No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified and eligible under this Article.

                  (e) Upon acceptance of appointment by a successor trustee as provided in this Section, the Issuer shall transmit notice of the succession of such trustee hereunder by mail, first class postage prepaid, to the Securityholders, as their names and addresses appear upon the Security Register. If the Issuer fails to transmit such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be transmitted at the expense of the Issuer and the Guarantor.

                  SECTION 7.12 Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee as a whole or substantially as a whole, shall be the successor of the Trustee hereunder, provided that such corporation shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.



                                      xlv

                  SECTION 7.13 Preferential Collection of Claims Against the Issuer.

                  The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent included therein.


                                  ARTICLE VIII.

                         CONCERNING THE SECURITYHOLDERS

                  SECTION 8.1 Evidence of Action by Securityholders.

                  Whenever in this Indenture it is provided that the holders of a majority or specified percentage in aggregate principal amount of the Securities of a particular series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such majority or specified percentage of that series have joined therein may be evidenced by any instrument or any number of instruments of similar tenor executed by such holders of Securities of that series in Person or by agent or proxy appointed in writing.

                  If the Issuer or the Guarantor shall solicit from the Securityholders of any series any request, demand, authorization, direction, notice, consent, waiver or other action, the Issuer or the Guarantor may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for such series for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Issuer or the Guarantor shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of Outstanding Securities of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Outstanding Securities of that series shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                  SECTION 8.2 Proof of Execution by Securityholders.

                  Subject to the provisions of Section 7.01, proof of the execution of any instrument by a Securityholder (such proof will not require notarization) or his agent or proxy and proof of xlvi
the holding by any Person of any of the Securities shall be sufficient if made in the following manner:

                  (a) The fact and date of the execution by any such Person of any instrument may be proved in any reasonable manner acceptable to the Trustee.

                  (b) The ownership of Securities shall be proved by the Security Register of such Securities or by a certificate of the Security Registrar thereof.

                  (c) The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

                  SECTION 8.3 Who May be Deemed Owners.

                  Prior to the due presentment for registration of transfer of any Security, the Issuer, the Guarantor, the Trustee, any paying agent and any Security Registrar may deem and treat the Person in whose name such Security shall be registered upon the books of the Issuer as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal of, premium, if any, and (subject to Section 2.03) interest on such Security and for all other purposes; and neither the Issuer nor the Guarantor nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

                  SECTION 8.4 Certain Securities Owned by Issuer or Guarantor Disregarded.

                  In determining whether the holders of the requisite aggregate principal amount of Securities of a particular series have concurred in any direction, consent of waiver under this Indenture, the Securities of that series that are owned by the Issuer or the Guarantor or any other obligor on the Securities of that series or by any Person directly or indirectly controlling or controlled by or under common control with the Issuer or the Guarantor or any other obligor on the Securities of that series shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities of such series that the Trustee actually knows are so owned shall be so disregarded. The Securities so owned that have been pledged in good faith may be regarded as Outstanding for the purposes of this Section, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or the Guarantor or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.


                                     xlvii

                  SECTION 8.5 Actions Binding on Future Securityholders.

                  At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action, any holder of a Security of that series that is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee, and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Security. Any action taken by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Guarantor, the Trustee and the holders of all the Securities of that series.


                                   ARTICLE IX.

                             SUPPLEMENTAL INDENTURES

                  SECTION 9.1 Supplemental Indentures Without the Consent of Securityholders.

                  In addition to any supplemental indenture otherwise authorized by this Indenture, the Issuer and the Guarantor and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Securityholders, for one or more of the following purposes:

                  (a) to cure any ambiguity, defect, or inconsistency herein, in the Securities of any series or in the Guarantees;

                  (b)      to comply with Section 4.05;

                  (c) to provide for uncertificated Securities in addition to or in place of certificated Securities;

                  (d) to add to the covenants of the Issuer or the Guarantor for the benefit of the holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Issuer or the Guarantor;

                                     xlviii

                  (e) to add to, delete from, or revise the conditions, limitations, and restrictions on the authorized amount, terms, or purposes of issue, authentication, and delivery of Securities, as herein set forth;

                  (f) to make any change that does not adversely affect the rights of any Securityholder in any material respect; or

                  (g) to provide for the issuance of and establish the form and terms and conditions of the Securities of any series and the Guarantees as provided in Section 2.01, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or any series of Securities, or to add to the rights of the holders of any series of Securities.

                  The Trustee is hereby authorized to join with the Issuer and the Guarantor in the execution of any such supplemental indenture, and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Any supplemental indenture authorized by the provisions of this Section may be executed by the Issuer, the Guarantor and the Trustee without the consent of the holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 9.02.

                  SECTION 9.2 Supplemental Indentures With Consent of Securityholders.

                  With the consent (evidenced as provided in Section 8.01) of the holders of not less than a majority in aggregate principal amount of the Securities of all series affected by such supplemental indenture or indentures at the time Outstanding, considered as one class, the Issuer and the Guarantor, when authorized by Board Resolutions, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 9.01 the rights of the holders of the Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby,

                  (1) change the stated maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which any Security or any premium or interest thereon is payable;



                                      xlix

                  (2) modify the obligations of the Guarantor under any Guarantee;

                  (3) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

                  (4) change any obligation of the Issuer to maintain an office or agency in the places and for the purposes specified in Section 4.02; or

                  (5) modify any of the provisions of this Section or Section
         6.06 except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby.

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the holders of Securities of any other series.

                  It shall not be necessary for the consent of the Securityholders of any series affected thereby under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  SECTION 9.3 Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture pursuant to the provisions of this Article or of Section 4.05, this Indenture, with respect to such series, shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer, the Guarantor and the holders of Securities of the series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  SECTION 9.4 Securities Affected by Supplemental Indentures.

                  Securities of any series, affected by a supplemental indenture, authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article or of Section 4.05, may bear a notation in form approved by the Issuer, provided such form meets the requirements of any exchange upon which such series may be listed, as to any

                                       l
matter provided for in such supplemental indenture. If the Issuer and the Guarantor shall so determine, new Securities of that series so modified as to conform, in the opinion of the Board of Directors of the Issuer and the Guarantor, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer and the Guarantor, authenticated by the Trustee and delivered in exchange for the Securities of that series then Outstanding.

                  SECTION 9.5 Execution of Supplemental Indentures.

                  Upon the request of the Issuer and the Guarantor, accompanied by their Board Resolutions authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders required to consent thereto as aforesaid, the Trustee shall join with the Issuer and the Guarantor in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture. The Trustee, subject to the provisions of Section 7.01, may receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by, and conforms to, the terms of this Article and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof; provided, however, that such Opinion of Counsel need not be provided in connection with the execution of a supplemental indenture that establishes the terms of a series of Debt Securities and any related Guarantee pursuant to Section 2.01 hereof.

                  Promptly after the execution by the Issuer, the Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first class postage prepaid, a notice, setting forth in general terms the substance of such supplemental indenture, to the Securityholders of all series affected thereby as their names and addresses appear upon the Security Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.


                                   ARTICLE X.

                                   [RESERVED]




                                       li

                                   ARTICLE XI.

                           SATISFACTION AND DISCHARGE

                  SECTION 11.1 Satisfaction and Discharge of Indenture.

                  If at any time: (a) the Issuer or the Guarantor shall have delivered to the Trustee for cancellation all Securities of a series theretofore authenticated (other than any Securities that shall have ben destroyed, lost or stolen and that shall have been replaced or paid as provided in Section 2.07) and Securities for whose payment money or U.S. Government Obligations have theretofore been deposited in trust or segregated and held in trust by the Issuer or the Guarantor (and thereupon repaid to the Issuer or the Guarantor or discharged from such trust, as provided in Section 11.05); or (b) all such Securities of a particular series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Issuer or the Guarantor shall deposit or cause to be deposited with the Trustee as trust funds the entire amount in moneys or U.S. Government Obligations sufficient or a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay at maturity or upon redemption all Securities of that series not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any) and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Issuer or the Guarantor shall also pay or cause to be paid all other sums payable hereunder with respect to such series by the Issuer and the Guarantor; then this Indenture shall thereupon cease to be of further effect with respect to such series except for the provisions of Sections 2.03, 2.05, 2.07, 4.01, 4.02, 4.03 and 7.10, that shall survive until the date of maturity or redemption date, as the case may be, and Sections 7.06 and 11.05, that shall survive to such date and thereafter, and the Trustee, on demand of the Issuer and the Guarantor and at the cost and expense of the Issuer and the Guarantor, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to such series.

                  SECTION 11.2 Legal Defeasance; Covenant Defeasance.

                  (a) In addition to discharge of the Indenture pursuant to
Section 11.01, the Issuer and the Guarantor shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such a series on the 123rd day after the date of the deposit referred to in clause (1) below, and the provisions of this Indenture with respect to the Securities of such series shall no longer be in effect (except for the provisions of Sections 2.03, 2.05, 2.07, 4.01, 4.02, 4.03, 7.06, 7.10 and 11.05 hereof, which shall survive until such Securities shall mature and be paid; thereafter, Sections 7.06 and 11.05 shall survive), and the Trustee, at the expense of the Issuer and the Guarantor, shall, upon demand of the Issuer and the Guarantor, execute proper lii
instruments acknowledging the same, if the conditions set forth below are satisfied (hereinafter, "defeasance"):

                  (1) The Issuer or the Guarantor has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust, for the purposes of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities of such series (i) cash in an amount, or (ii) in the case of any series of Securities the payments on which may only be made in legal coin or currency of the United States, U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (A) the principal and interest and premium, if any, on all Securities of such series on each date that such principal, interest or premium, if any, is due and payable or on any redemption date established pursuant to clause (3) below, and (B) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series;

                  (2) The Issuer or the Guarantor has delivered to the Trustee an Opinion of Counsel based on the fact that (x) the Issuer or the Guarantor has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and such opinion shall confirm that, the holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit and defeasance had not occurred;

                  (3) If the Securities are to be redeemed prior to stated maturity (other than from mandatory sinking fund payments or analogous payments), notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made;

                  (4) No default or Event of Default shall have occurred and be continuing on the date of such deposit; and

                  (5) The Issuer or the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this provision have been complied with.

                  For this purpose, such defeasance means that the Issuer, the Guarantor and any other obligor upon the Securities of such series shall be deemed to have paid and discharged the entire debt represented by the Securities of such series, which shall thereafter be deemed to be liii

"Outstanding" only for the purposes of Section 11.03 and the Sections referred to in the first paragraph of this Section 11.02(a), and to have satisfied all its other obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned.

                  (b) The Issuer and the Guarantor and any other obligor, if any, shall be released on the 123rd day after the date of the deposit referred to in clause (1) below from their obligations under Sections 4.05, 5.03 and any covenants or provisions designated in such series of Securities as being subject to this Section 11.02(b) pursuant to Section 2.01 with respect to the Securities of any series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities of such series shall thereafter be deemed to be not "Outstanding" for the purposes of any request, demand, authorization, direction, notice, waiver, consent or declaration or other action or act of holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed outstanding for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Securities of such series, the Issuer and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly by reason of any reference elsewhere herein to such Section or by reason of any reference in such Section to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 6.01, but, except as specified above, the remainder of this Indenture and the Securities of such series shall be unaffected thereby. The following shall be the conditions to application of this
Section 11.02(b):

                  (1) The Issuer or the Guarantor has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities of such series, (i) cash in an amount, or (ii) in the case of any series of Securities the payments on which may only be made in legal coin or currency of the United States, U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (A) the principal and interest and premium, if any, on all Securities of such series on each date that such interest or premium, if any, is due and payable or on any redemption date established pursuant to clause (2) below, and (B) any mandatory sinking fund payments on the day on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series;

                  (2) If the Securities are to be redeemed prior to stated maturity (other than from mandatory sinking fund payments or analogous payments), notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made;


                                      liv

                  (3) No default or Event of Default shall have occurred and be continuing on the date of such deposit;

                  (4) The Issuer or the Guarantor shall have delivered to the Trustee an Opinion of Counsel which shall confirm that the holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit and covenant defeasance had not occurred; and

                  (5) The Issuer or the Guarantor shall have delivered to the Trustee an Officers' Certificate stating that all conditions precedent provided for relating to the covenant defeasance contemplated by this provision have been complied with.

                  SECTION 11.3 Deposited Moneys to be Held in Trust.

                  All moneys or U.S. Government Obligations deposited with the Trustee pursuant to Sections 11.01 or 11.02 shall be held in trust and shall be available for payment as due, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the holders of the particular series of Securities for the payment or redemption of which such moneys or U.S. Government Obligations have been deposited with the Trustee.

                  SECTION 11.4  Payment of Moneys Held by Paying Agents.

                  In connection with the satisfaction and discharge of this Indenture all moneys or U.S. Government Obligations then held by any paying agent under the provisions of this Indenture shall, upon demand of the Issuer or the Guarantor, be paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys or U.S. Government Obligations.

                  SECTION 11.5  Repayment to Issuer.

                  Any moneys or U.S. Government Obligations deposited with any paying agent or the Trustee, or then held by the Issuer or the Guarantor, as the case may be, in trust for payment of principal of or premium or interest on the Securities of a particular series that are not applied but remain unclaimed by the holders of such Securities for at least two years after the date upon which the principal of (and premium, if any) or interest on such Securities shall have respectively become due and payable, shall be repaid to the Issuer or the Guarantor, as the case may be, on May 31 of each year or (if then held by the Issuer or the Guarantor) shall be discharged from such trust; and thereupon the paying agent and the Trustee shall be released from all further liability with respect to such moneys or U.S. Government Obligations, and the holder of any of the Securities entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Issuer or the Guarantor for the payment thereof.


                                       lv

                                  ARTICLE XII.

                IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS
                                  AND DIRECTORS

                  SECTION 12.1 No Recourse.

                  No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Debt Security or Guarantee, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Issuer or the Guarantor or of any predecessor or successor corporation, either directly or through the Issuer or the Guarantor or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Issuer or the Guarantor or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Securities.


                                  ARTICLE XIII.

                            MISCELLANEOUS PROVISIONS

                  SECTION 13.1 Effect on Successors and Assigns.

                  All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Issuer or the Guarantor shall bind their respective successors and assigns, whether so expressed or not.


                                      lvi

                  SECTION 13.2 Actions by Successor.

                  Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Issuer or the Guarantor shall and may be done and performed with like force and effect by the corresponding board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Issuer or the Guarantor, as the case may be.

                  SECTION 13.3 Surrender of Issuer Powers.

                  The Issuer or the Guarantor by instrument in writing executed by authority of 2/3 (two-thirds) of its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the Issuer or the Guarantor, as the case may be, and thereupon such power so surrendered shall terminate both as to the Issuer or the Guarantor, as the case may be, and as to any successor corporation.

                  SECTION 13.4 Notices.

                  Except as otherwise expressly provided herein any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities to or on the Issuer or the Guarantor may be given or served by being deposited first class postage prepaid in a post-office letterbox addressed (until another address is filed in writing by the Issuer with the Trustee), as follows: c/o Panhandle Eastern Pipe Line Company, 5444 Westheimer Court, Houston, Texas 77056-5310,
Attention: Secretary. Any notice, election, request or demand by the Issuer or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Corporate Trust Office of the Trustee.

                  SECTION 13.5 Governing Law.

                  This Indenture and each Security shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.


                                      lvii

                  SECTION 13.6 Treatment of Debt Securities as Debt.

                  It is intended that the Debt Securities will be treated as indebtedness and not as equity for federal income tax purposes. The provisions of this Indenture shall be interpreted to further this intention.

                  SECTION 13.7 Compliance Certificates and Opinions.

                  (a) Upon any application or demand by the Issuer or the Guarantor to the Trustee to take any action under any of the provisions of this Indenture, the Issuer or the Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

                  (b) Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant in this Indenture shall include (1) a statement that the Person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

                  SECTION 13.8      Payments on Business Days.

                  Except as provided pursuant to Section 2.01 pursuant to a Board Resolution, and as set forth in an Officers' Certificate, or established in one or more indentures supplemental to this Indenture, in any case where the date of maturity of interest or principal of any Security or the date of redemption of any Security shall not be a Business Day, then payment of interest or principal (and premium, if any) may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of maturity or redemption, and no interest shall accrue for the period after such nominal date.

                  SECTION 13.9 Conflict with Trust Indenture Act.

                  If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                                     lviii

                  SECTION 13.10 Counterparts.

                  This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                  SECTION 13.11 Separability.

                  In case any one or more of the provisions contained in this Indenture or in the Securities of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Securities, but this Indenture and such Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

                  SECTION 13.12 Assignment.

                  Each of the Issuer and the Guarantor will have the right at all times to assign any of its respective rights or obligations under this Indenture to a direct or indirect wholly-owned Subsidiary of the Guarantor, provided that, in the event of any such assignment, the Issuer or the Guarantor, as the case may be, will remain liable for all such obligations. Subject to the foregoing, the Indenture is binding upon and inures to the benefit of the parties thereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties thereto.


                                      lix

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

                                      CMS PANHANDLE HOLDING COMPANY,
                                      as Issuer


                                      By:   /s/  Alan M. Wright
                                         --------------------------
                                         Name:   Alan M. Wright
                                         Title:  Senior Vice President and
                                                 Chief Financial Officer

                                      PANHANDLE EASTERN PIPE LINE COMPANY,
                                      as Guarantor


                                      By:   /s/  Alan M. Wright
                                         --------------------------
                                         Name:   Alan M. Wright
                                         Title:  Senior Vice President and
                                                 Chief Financial Officer



                                      NBD BANK,
                                      as Trustee


                                      By:   /s/  J. Michael Banas
                                         --------------------------
                                         Name:   J. Michael Banas
                                         Title:  Vice President